SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2005

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

         Connecticut                        1-9583                06-1185706
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Addresses of principal executive offices)                 (Zip Code)

              Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On March 30, 2005, MBIA Inc. issued a press release announcing that it received on March 30, 2005 additional requests from the New York Attorney General's Office (NYAG) and the Securities and Exchange Commission (SEC) that supplement the subpoenas it received in late 2004. The requests seek documents relating to MBIA's accounting treatment of advisory fees; its methodology for determining loss reserves and case reserves; instances of purchase of credit default protection on itself; and documents relating to Channel Reinsurance Ltd., a reinsurance company of which MBIA is part owner. The requests cover the period January 1, 2000 to the present. MBIA intends to cooperate fully with the NYAG and the SEC.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated March 30, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MBIA INC.

                                                 By: /s/Ram D. Wertheim
                                                     ------------------
                                                     Ram D. Wertheim
                                                     General Counsel

Date: March 31, 2005


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated March 30, 2005


Exhibit 99.1            Press Release issued by MBIA Inc. dated March 30, 2005.